THE DREYFUS/LAUREL FUNDS, INC.

                Amended and Restated Shareholder Servicing Plan

      Introduction: It has been proposed that the above-captioned investment company (the "Company"), consisting of distinct portfolios of shares (each a "Fund"), amend and restate its Shareholder Servicing Plan. Under the Amended and Restated Shareholder Servicing Plan (the "Plan"), a Fund would pay for the provision of services to shareholders of the Fund (each such Fund as set forth on Exhibit A hereto, as such Exhibit may be revised from time to time). The Distributor or a Fund would be permitted to pay certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services. The Plan is not to be adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), although it is treated as such for purposes of the Company's investment management agreement with respect to the Funds. The fee under the Plan is intended to be a "service fee" as defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

      The Company's Board, in considering whether a Fund should implement a written plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether a written plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use Fund assets for such purposes.

      In voting to approve the implementation of such a plan with respect to a Fund, the Board members have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the plan set forth below will benefit the Fund and the holders of its shares.

      The Plan: The material aspects of this Plan as it relates to a particular Fund are as follows:

      1. A Fund shall pay an amount equal to an annual rate of 0.15 of 1% of the value of the Fund's average daily net assets to (a) the Distributor, or any affiliate designated by it, or (b) Service Agents. Such payments shall be for the provision of personal services to shareholders of and/or the maintenance of shareholder accounts in a Fund. Where payments are made by a Fund to the Distributor, the Distributor, at its discretion, may determine the amounts to be paid to Service Agents and the basis on which such payments will be made. Payments to a Service Agent are subject to compliance by the Service Agent with the terms of any related Plan agreement between the Service Agent and either the Fund or the Distributor.

      2. For purposes of determining the fee payable under this Plan with respect to a Fund to which it relates, the value of the Fund's net assets shall be computed in the manner specified in the Company's charter documents as then in effect or in the Company's then current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets.

      3. The Company's Board shall be provided, at least quarterly, with a written report of all amounts expended pursuant to this Plan with respect to a Fund to which it relates. The report shall state the purpose for which the amounts were expended.

      4. This Plan shall become effective as to any Fund at such time as is specified by the Board in approving the amendments and restatement made by this Plan; provided, however, that the Plan is approved by a majority of the Board members, including a majority of the Board members who are not "interested persons" (as defined in the Act) of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan.

      5. This Plan shall continue with respect to a Fund to which it relates for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided in paragraph 4 hereof.

      6. This Plan may be amended, with respect to a Fund to which it relates, at any time by the Company's Board, provided that any material amendments of the terms of this Plan as it relates to a Fund shall become effective only upon approval as provided in paragraph 4 hereof.

      7. This Plan may be terminated, with respect to a Fund to which it relates, without penalty at any time by a vote of a majority of the Board members who are not "interested persons" (as defined in the Act) of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan.

      8. While this Plan is in effect, the selection and nomination of Board members who are not "interested persons" (as defined in the Act) of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan shall be committed to the discretion of the Board members who are not "interested persons".

      9. The Company will preserve copies of this Plan, any related agreements and any report made pursuant to paragraph 3 hereof, for a period of not less than six (6) years from the date of this Plan, such agreements or report, as the case may be, the first two (2) years of such period in an easily accessible place.

      10. Service Agents may provide personal services to shareholders of and/or the maintenance of shareholder accounts in a Fund pursuant to a selling agreement or shareholder servicing agreement between the Service Agent and either the Distributor or the Fund.


      IN WITNESS WHEREOF, the Company has adopted this Amended and Restated Shareholder Servicing Plan as of this 27th day of January, 2000, to be effective as of the 22nd day of March, 2000.




EXHIBIT A

Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund




                         THE DREYFUS/LAUREL FUNDS, INC.

                        AMENDED AND RESTATED SERVICE PLAN

      Introduction: It has been proposed that the above-captioned investment company (the "Company"), consisting of distinct portfolios of shares, amend and restate its Service Plan relating to Class B shares, Class C shares and Class T shares, respectively, of the portfolios set forth on Exhibit A hereto, as such Exhibit may be revised from time to time (individually, a "Fund" and collectively, the "Funds"), in accordance with Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended (the "Act"). Under the Amended and Restated Service Plan (the "Plan"), a Fund would pay for the provision of services to shareholders of Class B shares, Class C shares and Class T shares, respectively, of the Fund. The Distributor would be permitted to pay certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services. The fee under the Plan with respect to a particular Class of a Fund is intended to be a "service fee" as defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. Pursuant to the Act and said Rule 12b-1, this written plan describing all material aspects of the proposed financing is being adopted by the Company, on behalf of each Fund.

      The Company's Board, in considering whether a Fund should implement a written plan with respect to its Class B shares, Class C shares and Class T shares, respectively, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether a written plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use Fund assets attributable to its Class B shares, Class C shares and Class T shares, respectively, for such purposes.

     In voting to approve the implementation of such a plan with respect to a Fund's Class B shares, Class C shares and Class T shares, respectively, the Board members have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the plan set forth below will benefit the Fund and the holders of its Class B shares, Class C shares and Class T shares, respectively.

     The Plan: The material aspects of this Plan as it relates to a particular Class of a

Fund are as follows:

      1. A Fund shall pay to the Distributor, or any affiliate thereof designated by it, an amount equal to an annual rate of 0.25 of 1% of the value of the Fund's average daily net assets attributable to its Class B shares, Class C shares and Class T shares, respectively. Such payments shall be for the provision of personal services to shareholders of and/or the maintenance of shareholder accounts in a particular Class of a Fund. The Distributor shall determine the amounts to be paid to Service Agents and the basis on which such payments will be made. Payments to a Service Agent are subject to compliance by the Service Agent with the terms of any related Plan agreement between the Service Agent and the Distributor.

      2. For purposes of determining the fee payable under this Plan with respect to a particular Class of a Fund to which it relates, the value of the Fund's net assets attributable to its Class B shares, Class C shares and Class T shares, respectively, shall be computed in the manner specified in the Company's charter documents as then in effect or in the Company's then current Prospectus and Statement of Additional Information for the computation of the value of the Fund's net assets attributable to Class B shares, Class C shares and Class T shares, respectively.

      3. The Company's Board shall be provided, at least quarterly, with a written report of all amounts expended pursuant to this Plan with respect to a particular Class of a Fund to which it relates. The report shall state the purpose for which the amounts were expended.

      4. This Plan shall become effective with respect to a particular Class of a Fund at such time as is specified by the Board in approving the amendments and restatement made by this Plan; provided, however, that the Plan is approved by:
(a) the holders of at least a majority of the Fund's outstanding voting shares of that Class if adopted after the public offering of such shares or the sale of such shares to persons who are not affiliated persons of the Company, affiliated persons of such persons, promoters of the company, or affiliated persons of such promoters (as such terms are defined in the Act); and (b) a majority of the Board members, including a majority of the Board members who are not "interested persons" (as defined in the Act) of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan.

      5. This Plan shall continue with respect to a particular Class of a Fund to which it relates for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue with respect to that Class automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided in paragraph 4(b) hereof.

      6. This Plan may be amended, with respect to a particular Class of a Fund to which it relates, at any time by the Company's Board, provided that (a) any amendment to increase materially the costs that a particular Class of a Fund may bear pursuant to this Plan shall be effective only upon approval by a vote of the holders of a majority of the Fund's outstanding voting shares of that Class, and (b) any material amendments of the terms of this Plan as it relates to a particular Class of a Fund shall become effective only upon approval as provided in paragraph 4(b) hereof.

      7. This Plan may be terminated, with respect to a particular Class of a Fund to which it relates, without penalty at any time by (a) a vote of a majority of the Board members who are not "interested persons" (as defined in the Act) of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan, or (b) a vote of the holders of a majority of the Fund's outstanding voting shares of that Class. This Plan may remain in effect with respect to a particular Class of a Fund even if the Plan has been terminated in accordance with this paragraph 7 with respect to any other Class.

      8. While this Plan is in effect, the selection and nomination of Board members who are not "interested persons" (as defined in the Act) of the Company and who have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan shall be committed to the discretion of the Board members who are not "interested persons".

      9. The Company will preserve copies of this Plan, any related agreements and any report made pursuant to paragraph 3 hereof, for a period of not less than six (6) years from the date of this Plan, such agreements or report, as the case may be, the first two (2) years of such period in an easily accessible place.


      IN WITNESS WHEREOF, the Company adopted this Plan as of this 27th day of January, 2000, to be effective as of the 22nd day of March, 2000.




      EXHIBIT A
      Class B, Class C and Class T Shares

      Dreyfus Premier Large Company Stock Fund
      Dreyfus Premier Small Company Stock Fund
      Dreyfus Premier Midcap Stock Fund
      Dreyfus Premier Balanced Fund
      Dreyfus Premier Tax Managed Growth Fund
      Dreyfus Premier Small Cap Value Fund

      Class B and Class C Shares

      Dreyfus Premier Limited Term Income Fund






                         THE DREYFUS/LAUREL FUNDS, INC.

                    AMENDED AND RESTATED DISTRIBUTION PLAN


      WHEREAS, The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.) (the "Investment Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and consists of one or more distinct portfolios of shares of common stock, as may be established and designated from time to time; and

      WHEREAS, the portfolios listed in Exhibit A, as such exhibit may be amended from time to time, are referred to herein collectively as the "Funds" and individually as a "Fund"; and

      WHEREAS, the Investment Company and its Distributor, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, have entered into a Distribution Agreement pursuant to which the Distributor will act as the distributor of shares of the Funds, or of shares of classes of the Funds, as indicated on Exhibit A (the "Shares"), as such exhibit may be amended from time to time; and

      WHEREAS, the Board of Directors of the Investment Company has adopted the Amended and Restated Distribution Plan in accordance with the requirements of the 1940 Act and Rule 12b-1 thereunder, and has concluded, in the exercise of it reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Amended and Restated Distribution Plan will benefit the Investment Company and the holders of the Shares;

      NOW THEREFORE, the terms of the Amended and Restated Distribution Plan (the "Plan") are as set forth below:

      Section 1. Payments for Distribution-Related Services and Shareholder Servicing. The Investment Company may pay for any activities or expenses primarily intended to result in the sale of Shares, as listed on Exhibit A, as such Exhibit may be amended from time to time, and/or shareholder servicing provided with respect to such Shares. Payments by the Investment Company under this Section of this Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Investment Company's Board of Directors, provided that no rate set by the Board for any Fund may exceed, on an annual basis, 0.25% of the value of a Fund's average daily net assets attributable to the Fund's Shares.

      Section 2. Expenses Covered by Plan. The fees payable under Section 1 of this Plan may be used to compensate (i) Mellon Bank, N.A. and/or any of its affiliates for shareholder servicing services provided by such entities, and/or
(ii) the Distributor for distribution and/or shareholder servicing services provided by it, and related expenses incurred, including payments by the Distributor to compensate banks, broker/dealers or other financial institutions that have entered into written agreements with respect to shareholder services and sales support services ("Agreements") with the Distributor ("Selling and Servicing Agents"), for shareholder servicing and sales support services provided, and related expenses incurred, by such Selling and Servicing Agents.

      Section 3. Agreements. The Distributor may enter into written Agreements with Selling and Servicing Agents, such Agreements to be substantially in such forms as the Board of Directors of the Investment Company may duly approve from time to time.

      Section 4. Limitations on Payments. Payments made by a particular Fund under Section 1 must be for distribution and/or shareholder servicing rendered for or on behalf of the Shares of such Fund. However, joint distribution or sales support financing with respect to a Fund (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Securities and Exchange Commission as in effect from time to time.

      Except for the payments specified in Section 1, no additional payments are to be made by the Investment Company under this Plan, provided that nothing herein shall be deemed to preclude the payments a Fund is otherwise obligated to make to The Dreyfus Corporation ("Dreyfus") pursuant to the Investment Management Agreement, and for the expenses otherwise incurred by such Fund and the Investment Company on behalf of the Shares in the normal conduct of such Fund's business pursuant to the Investment Management Agreement. To the extent any payments by the Investment Company on behalf of a Fund to Dreyfus, or any affiliate thereof, or to any party pursuant to any agreement, or, generally, by the Investment Company on behalf of a Fund to any party, are deemed to be payments for the financing of any activity primarily intended to result in the sale of the Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been approved pursuant to this Plan without regard to Section 1.

      Notwithstanding anything herein to the contrary, no Fund shall be obligated to make any payments under this Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

      Section 5. Reports. So long as this Plan is in effect, the Distributor and/or Dreyfus shall provide to the Investment Company's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts expended by a Fund pursuant to the Plan, or by Selling and Servicing Agents pursuant to Agreements, and the purposes for which such expenditures were made.

      Section 6. Majority Vote. As used herein, the term "Majority Vote" of the Shares of a Fund means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of such Fund or (b) sixty-seven percent (67%) or more of the Shares of such Fund present at a shareholders' meeting in person or by proxy.

      Section 7. Approval of Plan. This Plan will become effective as to any Fund at such time as is specified by the Board of Directors in approving the amendments and restatement made by this Plan; provided, however, that the Plan is approved by: (a) a Majority Vote of the Shares of such Fund if adopted after the public offering of such Shares or the sale of such Shares to persons who are not affiliated persons of the Investment Company, affiliated persons of such persons, promoters of the Investment Company, or affiliated persons of such promoters (as such terms are defined in the 1940 Act); and (b) a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of this Plan or in any Agreements entered into in connection with this Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan.

      Section 8. Continuance of Plan. This Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Investment Company's Board of Directors in the manner described in Section 7(b) hereof.

      Section 9. Amendments . This Plan may be amended at any time by the Board of Directors provided, that (a) any amendment to increase materially the costs which a Fund's Shares may bear for distribution pursuant to this Plan shall be effective only upon the Majority Vote of the outstanding Shares of such Fund, and (b) any material amendments of the terms of this Plan shall become effective only upon approval as provided in Section 7(b) hereof.

      Section 10. Termination. This Plan is terminable, as to a Fund's Shares, without penalty at any time by (a) a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of this Plan or in any Agreements entered into in connection with this Plan, or (b) a Majority Vote of the outstanding Shares of the Fund.

      Section 11. Selection/Nomination of Directors. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company shall be committed to the discretion of such non-interested Directors.

      Section l2. Records. The Investment Company will preserve copies of this Plan, and any related Agreements and any written reports regarding this Plan presented to the Board of Directors, for a period of not less than six (6) years from the date of this Plan, such Agreements or written report, as the case may be, the first two (2) years of such period in an easily accessible place.

      Section 13. Miscellaneous. The captions in this Plan are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


      IN WITNESS WHEREOF, the Investment Company has adopted this Amended and Restated Distribution Plan as of this 27th day of January, 2000, to be effective as of the 22nd day of March, 2000.






EXHIBIT A
      Investor Class Shares:

      Dreyfus Bond Market Index Fund
      Dreyfus Money Market Reserves
      Dreyfus U.S. Treasury Reserves
      Dreyfus Municipal Reserves
      Dreyfus Disciplined Intermediate Bond Fund

      Class A Shares:

      Dreyfus Premier Balanced Fund
      Dreyfus Premier Small Company Stock Fund
      Dreyfus Premier Limited Term Income Fund
      Dreyfus Premier Small Cap Value Fund
      Dreyfus Premier Tax Managed Growth Fund
      Dreyfus Premier Midcap Stock Fund
      Dreyfus Premier Large Company Stock Fund





                         THE DREYFUS/LAUREL FUNDS, INC.

                    AMENDED AND RESTATED DISTRIBUTION PLAN

      WHEREAS, The Dreyfus/Laurel Funds, Inc. (formerly, The Laurel Funds, Inc.) (the "Investment Company") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and consists of one or more distinct portfolios of shares of common stock, as may be established and designated from time to time; and

      WHEREAS, the portfolios listed in Exhibit A, as such exhibit may be amended from time to time, are referred to herein collectively as the "Funds" and individually as a "Fund"; and

      WHEREAS, the Investment Company and its Distributor, a broker-dealer registered under the Securities Exchange Act of 1934, as amended, have entered into a Distribution Agreement pursuant to which the Distributor will act as the distributor of shares of the Funds, or of shares of classes of the Funds, as indicated on Exhibit A (the "Shares"), as such exhibit may be amended from time to time; and

      WHEREAS, the Board of Directors of the Investment Company has adopted the Amended and Restated Distribution Plan in accordance with the requirements of the 1940 Act and Rule 12b-1 thereunder, and has concluded, in the exercise of it reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Amended and Restated Distribution Plan will benefit the Investment Company and the holders of the Shares;

      NOW THEREFORE, the terms of the Amended and Restated Distribution Plan (the "Plan") are as set forth below:

      Section 1. Payments for Distribution-Related Services and Shareholder Servicing. The Investment Company may pay for any activities or expenses primarily intended to result in the sale of Shares, as listed on Exhibit A, as such Exhibit may be amended from time to time, and/or shareholder servicing provided with respect to such Shares. Payments by the Investment Company under this Section of this Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Investment Company's Board of Directors, provided that no rate set by the Board for any Fund may exceed, on an annual basis, 0.25% of the value of a Fund's average daily net assets attributable to the Fund's Shares.

      Section 2. Expenses Covered by Plan. The fees payable under Section 1 of this Plan may be used to compensate (i) Mellon Bank, N.A. and/or any of its affiliates for shareholder servicing services provided by such entities, and/or
(ii) the Distributor for distribution and/or shareholder servicing services provided by it, and related expenses incurred, including payments by the Distributor to compensate banks, broker/dealers or other financial institutions that have entered into written agreements with respect to shareholder services and sales support services ("Agreements") with the Distributor ("Selling and Servicing Agents"), for shareholder servicing and sales support services provided, and related expenses incurred, by such Selling and Servicing Agents.

      Section 3. Agreements. The Distributor may enter into written Agreements with Selling and Servicing Agents, such Agreements to be substantially in such forms as the Board of Directors of the Investment Company may duly approve from time to time.

      Section 4. Limitations on Payments. Payments made by a particular Fund under Section 1 must be for distribution and/or shareholder servicing rendered for or on behalf of the Shares of such Fund. However, joint distribution or sales support financing with respect to a Fund (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor) shall be permitted in accordance with applicable regulations of the Securities and Exchange Commission as in effect from time to time.

      Except for the payments specified in Section 1, no additional payments are to be made by the Investment Company under this Plan, provided that nothing herein shall be deemed to preclude the payments a Fund is otherwise obligated to make to The Dreyfus Corporation ("Dreyfus") pursuant to the Investment Management Agreement, and for the expenses otherwise incurred by such Fund and the Investment Company on behalf of the Shares in the normal conduct of such Fund's business pursuant to the Investment Management Agreement. To the extent any payments by the Investment Company on behalf of a Fund to Dreyfus, or any affiliate thereof, or to any party pursuant to any agreement, or, generally, by the Investment Company on behalf of a Fund to any party, are deemed to be payments for the financing of any activity primarily intended to result in the sale of the Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been approved pursuant to this Plan without regard to Section 1.

      Notwithstanding anything herein to the contrary, no Fund shall be obligated to make any payments under this Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

      Section 5. Reports. So long as this Plan is in effect, the Distributor and/or Dreyfus shall provide to the Investment Company's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts expended by a Fund pursuant to the Plan, or by Selling and Servicing Agents pursuant to Agreements, and the purposes for which such expenditures were made.

      Section 6. Majority Vote. As used herein, the term "Majority Vote" of the Shares of a Fund means a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of such Fund or (b) sixty-seven percent (67%) or more of the Shares of such Fund present at a shareholders' meeting in person or by proxy.

      Section 7. Approval of Plan. This Plan will become effective as to any Fund at such time as is specified by the Board of Directors in approving the amendments and restatement made by this Plan; provided, however, that the Plan is approved by: (a) a Majority Vote of the Shares of such Fund if adopted after the public offering of such Shares or the sale of such Shares to persons who are not affiliated persons of the Investment Company, affiliated persons of such persons, promoters of the Investment Company, or affiliated persons of such promoters (as such terms are defined in the 1940 Act), and (b) a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of this Plan or in any Agreements entered into in connection with this Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan.

      Section 8. Continuance of Plan. This Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Investment Company's Board of Directors in the manner described in Section 7(b) hereof.

      Section 9. Amendments. This Plan may be amended at any time by the Board of Directors; provided, that (a) any amendment to increase materially the costs which a Fund's Shares may bear for distribution pursuant to this Plan shall be effective only upon the Majority Vote of the outstanding Shares of such Fund, and (b) any material amendments of the terms of this Plan shall become effective only upon approval as provided in Section 7(b) hereof.

      Section 10. Termination. This Plan is terminable, as to a Fund's Shares, without penalty at any time by (a) a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of this Plan or in any Agreements entered into in connection with this Plan, or (b) a Majority Vote of the outstanding Shares of the Fund.

      Section 11. Selection/Nomination of Directors. While this Plan is in effect, the selection and nomination of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Company shall be committed to the discretion of such non-interested Directors.

      Section 12. Records. The Investment Company will preserve copies of this Plan, and any related Agreements and any written reports regarding this Plan presented to the Board of Directors, for a period of not less than six (6) years from the date of this Plan, such Agreements or written report, as the case may be, the first two (2) years of such period in an easily accessible place.

      Section 13. Miscellaneous. The captions in this Plan are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.


      IN WITNESS WHEREOF, the Investment Company has adopted this Amended and Restated Plan as of this 27th day of January, 2000, to be effective as of the 22nd day of March, 2000.

                                     EXHIBIT A

                           THE DREYFUS/LAUREL FUNDS, INC.



      Dreyfus Disciplined Smallcap Stock Fund
      Dreyfus Tax-Smart Growth Fund